SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


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      (as permitted by Rule 14a-6(e)(2))
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      <section> 240.14a-11(c) or <section> 240.14a-12



                               The Beard Company
               (Name of Registrant as Specified in its Charter)

                        _______________________________
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)


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
                                 NOTICE OF

                               ANNUAL MEETING

                               OF STOCKHOLDERS

                                 TO BE HELD

                               JULY 21, 1999

                             AND PROXY STATEMENT


                             THE BEARD COMPANY

                             THE BEARD COMPANY
                        Enterprise Plaza, Suite 320
                           5600 North May Avenue
                       Oklahoma City, Oklahoma 73112

                                                                 May __, 1999

Dear Stockholders:

    	We invite you to attend the annual meeting of stockholders of The Beard Company (the "Company") which will be held in Oklahoma City on Wednesday, July 21, 1999. The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

    	After completing the business of the meeting, including the election of a director, we will discuss fiscal year 1998 activities and the current outlook for the Company. There will be a period for questions and for discussion with your directors and officers.

    	If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at this meeting. Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience.


     W. M. BEARD                               HERB MEE, JR.
        Chairman                                 President

                           THE BEARD COMPANY
                       Enterprise Plaza, Suite 320
                          5600 North May Avenue
                      Oklahoma City, Oklahoma 73112

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             July 21, 1999

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     	You are hereby notified that the Annual Meeting of Stockholders of The Beard Company (the "Company") will be held on July 21, 1999 at 9:00 a.m. in the offices of the Company, located at Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma, for the purpose of considering and voting upon the following matters:

     	(1)	The election of one (1) director of the Company for a three (3)
year term.

     	(2)	Amendment to The Beard Company Deferred Stock Compensation Plan.

     	(3)	The approval of the appointment of KPMG LLP as independent
auditors of the Company for fiscal year 1999.

     	(4)	Such other business as may properly come before the meeting or any adjournment thereof.

    	The transfer books will not be closed, but only stockholders of record at the close of business on May 14, 1999 will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at the offices of the Company, Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma.

    	You are cordially invited to attend the meeting. Even if you plan to attend, you are requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. You may revoke your proxy at any time prior to exercise.

                                 By Order of the Board of Directors


                                 REBECCA G. WITCHER
                                 Rebecca G. Witcher
                                 Secretary

Oklahoma City, Oklahoma
Dated May __, 1999

                            THE BEARD COMPANY
                       Enterprise Plaza, Suite 320
                          5600 North May Avenue
                     Oklahoma City, Oklahoma  73112

                             PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of The Beard Company ("Beard" or the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held July 21, 1999. It is first being mailed to stockholders on or about May __, 1999. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised.

The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All such further solicitations will be made by regular employees of the Company who will not be additionally compensated therefor, and the cost will be borne by the Company.

THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, IS INCLUDED
HEREWITH.


                     VOTING SECURITIES OUTSTANDING

As of April 30, 1999, 2,459,264 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock is entitled to one vote for each full share of common stock into which it would have been convertible had it been convertible on the record date (5.129425 shares). Accordingly, a total of 2,602,056 votes are entitled to be cast at the meeting, and the holders of the preferred stock are entitled to cast 17.48% of such votes. Only holders of common stock and preferred stock of record at the close of business on May 14, 1999, will be entitled to vote at the meeting.


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the name and address of each shareholder who is known to the Company to own beneficially more than 5% of Beard's outstanding common stock or preferred stock, the number of shares beneficially owned by each and the percentage of outstanding common or preferred stock so owned as of April 30, 1999. Unless otherwise noted, the person named has sole voting and investment powers over the shares reflected opposite his name.

                                                                      Combined
                         Number of            Number of                Common
                         Preferred             Common                   and
                         Shares and           Shares and              Preferred
                         Nature of  Percent   Nature of      Percent   Voting
  Name and Address       Ownership  of Class  Ownership      of Class Percentage
  ----------------       ---------  --------  ---------      -------- ----------

John Hancock Mutual Life
Insurance Company
("Hancock")                27,838   100.00%   312,040(1)(2)  12.69%(2)   17.48%
57th Floor
200 Clarendon Street
Boston, MA 02117

Dimensional Fund
Advisors, Inc.             None       0.00%   156,965(3)      6.38%       6.03%
1299 Ocean Avenue,
11th Floor
Santa Monica, CA 90401

The Beard Group 401(k)
Trust
c/o Bank One Oklahoma,
N.A., Trustee              None       0.00%   252,631(4)     10.27%       9.71%
100 N. Broadway Avenue
Oklahoma City, OK 73102

W. M. Beard                None       0.00%   836,234(5)     34.00%      32.14%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard                   None       0.00%   274,912(6)     11.18%      10.57%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr.              None       0.00%   381,899(7)     15.53%      14.68%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112
_______________

(1) Shares are held by Hancock on behalf of itself and affiliated entities.

(2) Excludes the Beard preferred shares which will collectively become convertible into 5.49% of the outstanding common stock (after conversion) on January 1, 2003 to the extent not previously redeemed or converted.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 156,965 shares, all of which shares are held in portfolios of investment companies and commingled group trusts of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust") at March 31, 1999 (latest information available). Shares held by the 401(k) Trust are owned by the participating employees, each of whom has sole voting and investment power over the shares held in his or her account. Includes 104,729.29 and 119,888.29 shares held for the accounts of Messrs. Beard and Mee, respectively.

(5) Includes 206,166 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 273,233 shares (or 11.11%) owned by the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "1988 Unitrust"), of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power; 68,786 shares held by the William M. Beard Irrevocable Trust "A," 68,432 shares held by the William M. Beard Irrevocable Trust "B," and 83,049 shares held by the William M. Beard Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 6,738 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust and 1,774 shares held by the Rebecca Banner Beard Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 3,256 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter; 104,729.29 shares held by the 401(k) Trust for the account of Mr. Beard as to which he has sole voting and investment power; and 13,333 shares held by B & M Limited, a general partnership, of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee. Excludes 12,500 shares subject to presently exercisable options. Also excludes 1,679 shares owned by his wife and 41,228 shares held by four separate trusts for the benefit of Mr. Beard's children as to all of which Mr. Beard disclaims beneficial ownership.

(6) Represents 273,233 shares owned by the 1988 Unitrust, of which Mr. Beard and Mrs. Beard serve as co-trustees and share voting and investment power. Also includes 1,679 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.

(7) Includes 21,745 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 6,666 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 13,333 shares held by B & M Limited as to which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 119,888.29 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power. Also includes 220,267 shares held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Excludes 32,550 shares subject to presently exercisable options. Excludes 45 shares owned by his wife, Marlene W. Mee, as to which Mr. Mee disclaims beneficial ownership.


                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the number of shares of Beard common stock beneficially owned by each director and nominee, the Chief Executive Officer ("CEO"), each named executive officer and by all directors and executive officers as a group and the percentage of outstanding common stock so owned as of April 30, 1999.

                                         Amount and
                                         Nature of
                                         Beneficial                 Percent
     Name and Address                    Ownership                  of Class
     ----------------                    ----------                 --------

W. M. Beard                                848,734(1)               34.34%
Herb Mee, Jr.                              414,449(2)               16.63%
Allan R. Hallock                            28,658(3)                1.17%
Michael E. Carr                             28,643                   1.16%
Ford C. Price                               18,665(4)                 ---(6)
Harlon E. Martin, Jr.                        1,000                    ---(6)
All directors and executive
officers as a group (8 in number)        1,117,429(5)               44.46%
__________________

(1) See footnote (5) to table "Security Ownership of Certain Beneficial Owners." Also includes 12,500 shares subject to presently exercisable options.

(2) See footnote (7) to table "Security Ownership of Certain Beneficial Owners." Also includes 32,550 shares subject to presently exercisable options.

(3) Includes 2,500 shares owned directly by Mr. Hallock as to which he has sole voting and investment power and 26,158 shares owned by A. R. Hallock & Co., a partnership, as to which Mr. Hallock shares voting and investment power with his wife.

(4) Includes 10,399 shares owned directly by Mr. Price and 3,266 shares held by an IRA for the benefit of Mr. Price, as to all of which he has sole voting and investment power, and 5,000 shares held by the FCP Trust as to which he has shared voting and investment power.

(5) Includes 576,182 shares as to which directors and executive officers have sole voting and investment power (including 53,800 shares subject to presently exercisable options) and 541,247 shares as to which they share voting and investment power with others.

(6)  Reflects ownership of less than one (1) percent.


                         ELECTION OF DIRECTORS
                           (Proposal No. 1)

The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

At the meeting, one director is to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2002. The term of Mr. W. M. Beard expires this year, and he will be the nominee for the term expiring in 2002. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who will continue to serve in such capacity until his successor has been elected.

It is the intention of the persons named in the accompanying form of Proxy to vote Proxies for the election of the above-named nominee. Mr. Beard has served continuously as director of the Company or of its predecessors since first elected. In the event that he should for some reason, presently unknown, fail to stand for election, the resulting vacancy would be filled at such time as the board finds a suitable candidate. The election of a director at this meeting will be by plurality vote. The director elected at the Annual Meeting will serve for a three-year term and until his successor is elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

Certain information with respect to the nominee for director and five directors whose terms do not expire this year is as follows:

Nominee for Election for a Term of Three Years Expiring in 2002:
Nominee (age), year first became a Director of Beard or Beard Oil:

W. M. Beard (70), 1974

W.M. Beard has served Beard as its Chairman of the Board and Chief Executive Officer since December 1992. He previously served as Beard's President and Chief Executive Officer from the Company's incorporation
in October 1974 until January 1985.   He has served Beard Oil as its
Chairman of the Board and Chief Executive Officer since its incorporation. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of Beard and Beard Oil from their inception, and as a partner of their predecessor company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ABOVE NOMINEE.

Directors to Continue in Office with Terms Expiring in 2000:

Allan R. Hallock (69), 1986

Allan R. Hallock was elected a director of Beard in July 1993. He served as a director of Beard Oil Company ("Beard Oil"), the predecessor to Beard, from December 1986 until October 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice
President and Exploration Manager of Gemini Corporation from 1970 until December 1986.

Ford C. Price (61), 1988

Ford C. Price was elected a director of Beard in July 1993. He served as a director of Beard Oil from June 1987 until October 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

Directors to Continue in Office with Terms Expiring in 2001:

Harlon E. Martin, Jr. (51), 1997

Harlon E. Martin, Jr. was elected a director of Beard in October 1997 to fill the directorship vacancy created by the death of W. R. Plugge. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. Mr. Martin is a certified public accountant and a licensed securities principal with the NASD.

Herb Mee, Jr. (70), 1974

Herb Mee, Jr. has served as Beard's President since October 1989 and as its Chief Financial Officer since June 1993. He has served as Beard Oil's President since its incorporation, and as its Chief Financial Officer since June 1993. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

Director Elected to Represent the Class of Preferred Stockholders

Michael E. Carr (63), 1994

Michael E. Carr was elected in February 1994 by the preferred stockholders to fill the directorship vacancy which they are entitled to fill. He served as Senior Vice President of Beard Oil from December 1986 until October 1993. He served as President of Sensor Oil & Gas, Inc. from October 1993 until August 1996. He presently serves as
President of Mica Energy Corp.

Mr. Carr will serve as a director of the Company until his successor has been elected and has qualified in such office or until such time as all of the preferred stock has been converted or redeemed.

There is no family relationship between any of the directors or executive officers of the Company.

Committees of the Board of Directors

The Company has standing Audit and Compensation Committees.   Mr.
Price serves as chairman and Messrs. Hallock, Martin and Carr serve as members of the Audit Committee which met twice in 1998. Mr. Hallock serves as chairman and Messrs. Martin, Price and Carr serve as members of the Compensation Committee which met once in 1998. During 1998, the Board of Directors met eight times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and Committees on which they served during 1998.

The principal functions of the Company's Audit Committee are: (1) to annually review the selection of independent auditors and to recommend for Board approval and stockholder ratification the appointment of independent auditors; (2) to consult with the independent auditors of the Company with regard to the plan of audit; (3) to review the results of the annual audit and request additional reviews and audit procedures if necessary; and (4) to review and approve internal audit objectives, accounting and control policies and procedures to determine that a reliable system of internal controls is functioning.

The principal functions of the Company's Compensation Committee are:
(1) to review the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs; (2) to review and make recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation; (3) to review the Company's performance versus the CEO's compensation and establish measures of the Company's performance upon which the CEO's compensation is based; and
(4) to administer the Company's compensation, benefit and incentive plans.

The Company does not have a Nominating Committee; the Board of Directors has nominated the directors to stand for election at the annual meeting. Each of the persons nominated presently serves as a director.

Executive Officers

Certain information concerning the executive officers of the Company is set forth below:

In addition to W. M. Beard, the Company's Chairman and Chief
Executive Officer, and Herb Mee, Jr., the Company's President and Chief Financial Officer, the following are considered to be executive officers of the Company:

Jack A. Martine, age 49, was elected as Controller, Chief Accounting Officer and Tax Manager of Beard in October 1996. Mr. Martine served as tax manager for Beard from June 1989 until October 1993 at which time he joined Sensor Oil & Gas, Inc. in a similar capacity. Mr. Martine is a certified public accountant.

Rebecca G. Witcher, age 39, has served as Corporate Secretary of the Company and Beard Oil since October 1993, and has served as Treasurer of such companies since July 1997.

All executive officers serve at the pleasure of the Board of Directors.

Compliance with SEC Reporting Requirements

Section 16 of the Securities Exchange Act of 1934 requires directors and executive officers of the Company to file reports with the Securities and Exchange Commission reflecting transactions by such persons in the Company's common stock. During 1998, to the knowledge of the Company, or based on information provided by such persons to the Company, all executive officers and directors of the Company subject to such filing requirements fully complied with such requirements.

Compensation of Executive Officers

The table below sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 1998, 1997, and 1996:


                         SUMMARY COMPENSATION TABLE

                                                    Long Term
                                                   Compensation
                                                 ----------------
           Annual Compensation                   Awards   Payouts
----------------------------------------------   ------   -------
                                               Securities
                                               Underlying              All Other
 Name and                                       Options/   LTIP        Compensa-
 Princpal                Salary (A)   Bonus (B)   SAR's   Payouts       tion (C)
 Position       Year       ($)          ($)       (#)       ($)           ($)
 --------       ----       ---          ---       ---       ---           ---

W. M. Beard     1998     99,000(D)     -0-(D)     -0-     35,250(D)     5,503(D)
Chairman & CEO  1997     99,000(D)   18,750(D)(E) -0-     41,450(D)(E)  5,501(D)
                1996     99,000(D)     -0-(D)     -0-     35,150(D)     5,031(D)

Herb Mee, Jr.   1998    132,000       1,250(B)    -0-       -0-         7,288
President & CFO 1997    132,000      26,200(B)(E) -0-       -0-         7,285
                1996    132,000       1,150(B)    -0-       -0-         6,658
_______________

(A) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred pursuant to the Company's 401(k) Plan at the election of those officers.
Amounts shown exclude cash compensation earned but deferred pursuant to the Company's Deferred Stock Compensation Plan.

(B)  Bonus for length of service with Beard or Beard Oil.

(C)  Consists of the Company's contribution to the Company's 401(k) Plan.

(D) In 1998 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,250) of his bonus for the year; in 1997 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,200) of his length of service bonus for the year; in 1996 he deferred one-fourth ($33,000) of his salary and all ($2,150) of his bonus for the year pursuant to the Company's Deferred Stock Compensation Plan.

(E) In 1997 Messrs. Beard and Mee each received a special bonus of $25,000, of which $12,500 was paid in 1997 and $12,500 in 1998. Mr.
Beard deferred one-fourth of such bonus in both 1997 ($3,125) and 1998 ($3,125).


            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTION VALUES

The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

                                                      Number of
                                                      Securities    Value of
                                                      Underlying   Unexercised
                                                     Unexercised   In-the-Money
                                                      Options at    Options at
                                                      FY-End (#)    FY-End ($)
                     Shares Acquired      Value      Exercisable/  Exercisable/
   Name              on Exercise (#)   Realized ($)  Unexercisable Unexercisable
   ----              ---------------   ------------  ------------- -------------

W. M. Beard               37,500       $  106,641     12,500/-0-     $15,234/-0-
Herb Mee, Jr.             17,450       $   59,575     32,550/-0-     $40,688/-0-


Compensation of Directors

Mr. Carr received compensation of $9,050 for services rendered during 1998 as a director of Beard. Messrs. Hallock, Martin and Price received $8,800, $9,050 and $9,050, respectively, of deferred fees under the Company's Deferred Stock Compensation Plan (the "Plan"). Under the Plan, the electing officers and directors can defer fees and compensation until termination of service or termination of the Plan, at which time the accounts will be settled by distribution of a number of shares of the Company's common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. Currently, the non-management directors each receive $500 per month for their services, and also receive the following fees for directors' meetings which they attend: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon length of meeting. The non-management directors also receive a small year-end bonus depending upon their length of service as directors of Beard and Beard Oil. Accordingly, Messrs. Hallock, Martin, Price, and Carr received $500, $50, $500 and $200, respectively, in 1998. All of the directors except Mr. Carr elected to defer such bonuses pursuant to the Plan. Beard also provides health and accident insurance benefits for its non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. None of the directors received additional compensation in 1998 for their committee participation.

The two eligible non-management directors (Messrs. Hallock and Price) were each granted 5,000 phantom stock units (the "Units") under the Company's 1994 Phantom Stock Units Plan on November 1, 1994. Mr. Carr was awarded 5,000 Units when he became eligible on February 22, 1995. All of these awards were based on an award price of $2.00* per share and
vest over a five year period at the rate of 20% per year.   Messrs.
Hallock, Martin, Price and Carr were each granted 5,000 Units on October 23, 1997 at an award price of $5.00 per share, the market value of the stock on such date. The 1997 awards vest over a four year period at the rate of 25% per year. Each participant has the option of receiving payment for his award: (i) as it vests; (ii) at the conclusion of the award period; or (iii) 50% as it vests, with the other 50% deferred to the conclusion of the award period. Payments are based upon appreciation in the market value of the Company's common stock during
the appropriate time interval selected.   Mr. Carr received a cash
payment of $1,987 in 1999 for 1,000 Units which vested on February 22, 1999, $3,046 in 1998 for 1,000 Units which vested on February 22, 1998 and $3,808 in 1997 for 2,000 Units which vested on February 22, 1997.
________________

*The market value on November 1, 1994 was $1.875 per share; on February 22, 1995 it was $1.75 per share.


Compensation Committee Interlocks and Insider Participation

Michael E. Carr, who has been elected by the preferred shareholders to serve as their representative on the Board of Directors, was elected to serve as a member of the Compensation Committee on April 26, 1994. Mr. Carr served as Senior Vice President of Beard Oil from December 1986 until October 1993.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") of the Board of
Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing shareholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives, reward outstanding corporate performance and recognize individual initiative and achievement. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison. The Committee noted that, through March 31, 1999, the Company's per share stock price has grown at a compound rate of more than 15% following the major restructure (the "1993 Restructure") which occurred on October 26, 1993.

No executive officer's compensation for 1998 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 1999. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

Base Salaries. No salary increases have been granted to the Company's top two executive officers since September of 1990. Management totally restructured the Company during the period from 1993 to 1998. As a result there was a significant improvement in financial results which restored the Company to profitability in 1993 and 1994. 1995 and 1996 were disappointing years profit-wise. 1997 was highly profitable due to the sale of substantially all of the assets of the Company's dry ice subsidiary, Carbonic Reserves ("Carbonics"). Another disappointing year profit-wise followed in 1998. No changes in base salary are currently under consideration for the CEO and CFO.

Cash Bonuses. All employees of the Company receive a small year-end bonus depending upon their length of service as employees of Beard or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to present executive officers during the last five fiscal years, except for a special bonus paid to all employees of the parent company for their efforts related to the Carbonics sale in late 1997. Such bonus included $25,000 each paid to the CEO and CFO, and a total of $17,175 paid to two other executive officers of the Company.

Beard Group 401(k) Plan. One of the investment options available under the Company's 401(k) Plan (the "401(k) Plan") is the option for each participant to invest all or part of his investment account in Company common stock ("The Beard Company Stock Fund Investment Option"). Because the bank trustee of this portion of the 401(k) Plan was having difficulty purchasing sufficient shares of such stock in the open market, the 401(k) Plan was amended in September of 1995 to permit the bank to purchase authorized shares of Beard common stock directly from the Company, and the Company reserved 150,000 shares of its authorized but unissued common stock for such purpose. The Committee felt that this step was extremely important because it enabled key management members to significantly increase their ownership in the Company, further aligning their interests with those of the shareholders. Since the amendment was approved, the bank trustee has purchased 88,300 shares from the Company, with more than 75% of such shares being purchased for the accounts of present executive officers of the Company.

Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its shareholders. Additionally, stock options build stock ownership and provide employees with a long-term focus.

The Committee and the Board have placed particular emphasis upon stock options in structuring the compensation package for senior management, in the belief that the interests of senior management and the Company's shareholders should be as closely aligned as possible.

CEO Compensation

W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 1998 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service with Beard
or Beard Oil.   He received $25,000 (25% of which he elected to defer)
as part of a special 1997 bonus paid to all employees of the parent company for their efforts related to the Carbonics sale. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all shareholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company, the Committee's qualitative analysis of his performance in managing the Company, and the importance of the role he plays in determining the Company's strategic direction. Based on the Company's profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee, with the exception of a small award to one executive officer due to a promotion and increased responsibilities. A significant portion of the Company's outstanding options were exercised in 1998, including 75% of his outstanding option by Mr. Beard. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 1999 and subsequent years. Any such grants will depend upon the Company's profitability, the outlook for its various businesses and the Committee's determination of the need to provide additional incentives to management.

                        COMPENSATION COMMITTEE
                        Allan R. Hallock, Chairman
                        Harlon E. Martin, Jr.
                        Ford C. Price
                        Michael E. Carr

                          STOCK PERFORMANCE

The following performance graph compares The Beard Company's cumulative total stockholder return on its common stock against the cumulative total return of the American Stock Exchange Market Value Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Media General Financial Services for the period from December 31, 1993 through December 31, 1998. The performance graph assumes that the value of the investment in The Beard Company stock and each index was $100 on December 31, 1993 and that any dividends were reinvested. The Beard Company has never paid dividends on its common stock.


                      December  December  December  December  December  December
                       1993      1994      1995      1996      1997      1998
                      --------  --------  --------  --------  --------  --------

The Beard Company     100.00     92.86    121.43    164.29    300.00    185.71

Bituminous Coal,
 Surface Mining
 Industry Index       100.00     84.36     88.27    129.41    105.44     65.36

AMEX Market Index     100.00     88.33    113.86    120.15    144.57    142.61

The Industry Index chosen consists of the following companies: Arch Coal, Inc., China Energy Resources, Covol Technologies Inc., Pittston Minerals Group and Yanzhou Coal Mining Co.

                   AMENDMENT TO THE BEARD COMPANY
                  DEFERRED STOCK COMPENSATION PLAN
                        (Proposal No. 2)

At the 1996 Annual Meeting of Shareholders held on June 3, 1996, the shareholders authorized The Beard Company Deferred Stock Compensation Plan (the "Plan") which first became effective November 1, 1995. The Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

A copy of the Plan, as proposed to be amended, is attached to this Proxy Statement as Exhibit A and the description contained herein is qualified in its entirety by reference to the complete text of the Plan. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the Plan.

Upon the recommendation of management, the Board of Directors of the Company voted on April 21, 1999, subject to stockholder approval, to amend the Plan effective January 1, 1999, to increase the number of shares of common stock authorized for issuance thereunder from 50,000 to 100,000; to delete the six month notice required to change an election and provide for 30 day notice prior to the next payment date; and to delete reference to Rules under Section 16b-3 of the Exchange Act that no longer apply. As of December 31, 1998, the Compensation and Fees which had been credited to the individual Participants' Stock Unit Accounts, and which will ultimately be converted into Beard common stock, totaled 49,775.62. Management does not believe the remaining shares are sufficient to meet the Company's needs. The Board concurs with management's recommendation, and believes that the proposed increase in the number of shares available for issuance under the Plan will enable the Company to continue its policy of attracting and retaining highly-qualified persons to serve as Officers and Directors by promoting ownership of a greater proprietary interest in the Company.

The Plan enables Officers and Directors of the Company to defer Compensation and Fees in cash and to elect payments of such Compensation and Fees in Beard common stock. All Officers and Directors are automatically entitled to participate in the Plan. There are currently nine individuals eligible for the Plan. Directors may elect to defer a minimum of 25% of their Compensation and Fees or a greater amount in 25% increments and Officers may elect to defer a minimum of 10% of Compensation and Fees or a greater amount in 5% increments. All Compensation and/or Fees deferred under the Plan will be credited to the individual Participant's Stock Unit Account and will then be converted into Beard common stock by dividing the amount of Compensation and Fees deferred by the Fair Market Value of one Share of common stock as of the date the Compensation or Fees would have otherwise been paid. Once a person ceases to be an Officer or Director, their participation in the Plan automatically terminates. The Plan complies with the requirements of Rule 16b-3 of the Exchange Act. Following shareholder approval, a maximum of 100,000 Shares of Beard common stock may be issued under the Plan.

The Shares received by the Participant in lieu of Compensation and Fees will be maintained in each Participant's Stock Unit Account until
(i) the Participant ceases to be an Officer or Director, for any reason, or (ii) termination of the Plan upon the earlier of the following events: (a) no Shares remain available under the Plan, (b) June 30, 2006, or (c) action of the Board of Directors terminating the Plan.
Upon any of these events, the Shares of common stock in each Participant's Stock Unit Account will be distributed. The Participants will not have shareholder rights with respect to these Shares until this distribution.

The Plan may be amended or terminated without shareholder vote or consent of the Participants, unless required by Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares are listed or quoted. If a vote is required it will be taken at the next shareholders' meeting after such amendment or modification.

The Plan is administered by the Compensation Committee (the "Committee"), which is composed of not less than two members of the Board of Directors. No Participant shall make any determination relating solely or primarily to his or her own Shares or Stock Unit Account. The Committee makes all determinations necessary to administer the Plan, but each Participant solely has the right an authority to make an election to defer Compensation and Fees pursuant to the Plan.

The approval and adoption of this proposed amendment requires the affirmative vote by a majority of the Company's outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE THE PROPOSAL TO AMEND THE BEARD COMPANY DEFERRED STOCK COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 50,000 TO 100,000, TO CHANGE CERTAIN NOTICE PROVISIONS, AND TO DELETE REFERENCES TO CERTAIN EXCHANGE ACT RULES THAT NO LONGER APPLY.

               APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
                           (Proposal No. 3)

KPMG LLP ("KPMG"), Independent Certified Public Accountants, have been independent auditors of the Company and Beard Oil since its incorporation in 1974. Although not formally required, stockholders' approval of such appointment is requested. To the knowledge of management, such accountants do not have any direct, or material indirect, financial interest in the Company and its subsidiaries, nor have they had any connection during the past three (3) years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Representatives of KPMG are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG.

In the event the appointment of KPMG should not be approved by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible time.

                            VOTE REQUIRED

The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of (1) the amendment to The Beard Company Deferred Stock Compensation Plan and (2) the appointment of KPMG as independent auditors of the Company for 1999. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but to treat them as shares represented at the meeting for determining results on actions requiring a majority vote; and to consider neither abstentions or broker non-votes in determining results of plurality votes.


                         STOCKHOLDER PROPOSALS

The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2000. Any proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company not later than February 2, 2000 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.


                             OTHER MATTERS

Management knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted according to the instructions of the shareholder; provided, however, if no specific instructions are given, the shares will be voted as recommended by the Board of Directors. A shareholder may revoke his or her proxy any time before it is voted at the meeting. A shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at the meeting. Otherwise, a shareholder must advise the secretary of the Company in writing of revocation of his or her proxy.

                                  THE BEARD COMPANY
                                  By Order of the Board of Directors

                                  REBECCA G. WITCHER
                                  Rebecca G. Witcher
                                  Secretary


Oklahoma City, Oklahoma
May __, 1999

                                                           EXHIBIT A
                        AMENDMENT NO. ONE
                                TO
                        THE BEARD COMPANY

                 DEFERRED STOCK COMPENSATION PLAN


                            ARTICLE I

                    PURPOSE AND EFFECTIVE DATE

          1.1 Purpose. The Beard Company Deferred Stock Compensation Plan, as amended, (the "Plan") is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

          1.2 Effective Date. This Plan first became effective November 1, 1995 and was approved by the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 1996 Annual Meeting of Shareholders of the Company. The Plan, as amended, shall become effective on January 1, 1999, subject to the approval of the shareholders of the Company by the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote on the subject matter, at the 1999 Annual Meeting of Shareholders of the Company.

                            ARTICLE II

                           DEFINITIONS

          The following terms shall be defined as set forth below:

          2.1 "Board" means the Board of Directors of the Company.

          2.2 "Compensation" means all or part of the cash remuneration payable to an Officer in his or her capacity as an Officer.

          2.3 "Committee" means the Compensation Committee of the Board.

          2.4 "Company" means The Beard Company, an Oklahoma corporation, or any successor thereto.

          2.5   "Deferral Date" means the date Fees or
Compensation would otherwise have been paid to the Participant.

          2.6 "Director" means any individual who is a member of the Board.

          2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange
Act include rules thereunder and successor provisions and rules thereto.

          2.8 "Fair Market Value" means the "Market Price" as defined in the Certificate of Designations for the Company's outstanding Series A Convertible Preferred Stock, but in no event shall Fair Market Value be less than an amount below which would cause an adjustment to the number of shares of the Company's common stock to be issued upon conversion of the Series A Convertible Preferred Stock.

          2.9 "Fees" means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

          2.10 "Officer" means any person so designated by the Board.

          2.11 "Participant" means a Director or Officer who defers Fees or Compensation under Article VI of this Plan.

          2.12 "Reconciliation Events" means certain events which cause the amount of Fees or Compensation actually paid during a period to differ from the amount of Fees credited pursuant to Section 6.4, including, but not limited to, the following: an increase or decrease in Fees paid, additional meetings held, missed attendance at certain meetings, newly elected directors and Terminations of Service.

          2.13 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of The Beard Company.

          2.14  "Shares" means shares of the common stock of The
Beard Company, par value $.001 per share, or of any successor corporation or other legal entity adopting this Plan.

          2.15  "Stock Units" means the credits to a
Participant's Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

          2.16 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section 6.4.

          2.17 "Termination Date" means the date the Plan terminates pursuant to Section 12.8.

          2.18 "Termination of Service" means termination of service as a Director or Officer in any of the following circumstances:

                (a) Where the Participant voluntarily resigns or retires;

                (b)  Where a Director is not re-elected (or
elected in the case of an appointed Director) to the Board by the shareholders, or an Officer is not re-elected as an Officer by the Board; or

                (c)  Where the Participant dies.

                           ARTICLE III

                 SHARES AVAILABLE UNDER THE PLAN

          Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 100,000.
Such Shares may include authorized but unissued Shares or treasury Shares.

                            ARTICLE IV

                          ADMINISTRATION

          4.1 This Plan shall be administered by the Board's Compensation Committee, or such other committee or individual as may be designated by the Board. Notwithstanding the foregoing, no Director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

          4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

          4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section
4.1 and other explicit provisions of this Plan.

                            ARTICLE V

                           ELIGIBILITY

          Each Director and Officer of the Company shall be eligible to defer Fees and Compensation under Article VI of this Plan.

                            ARTICLE VI

           DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

          6.1 General Rule. Each Director or Officer may, in lieu of receipt of Fees or Compensation, defer such Fees or Compensation in accordance with this Article VI.

          6.2 Timing of Election. Each eligible Director or Officer who wishes to defer Fees or Compensation under this Plan must make an irrevocable written election at least six (6) months prior to the beginning of the date on which the Fees or Compensation would otherwise be paid; provided, however, that with respect to (a) any election made by a newly-elected or appointed Director or Officer ("New Participant Elections") and
(b) elections made prior to shareholder approval for the Plan as provided in Section 1.2 hereof ("Initial Elections"), the following special rules shall apply: (i) with respect to any New Participant Elections, the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to
Section 6.4 on or as of the date which follows by six months such deferral election and (ii) with respect to any Initial Elections, such elections shall be effective for any Fees or Compensation paid on the date the election was made and the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to Section 6.4 on or as of the date on which the shareholders of the Company approve the Plan in accordance with
Section 1.2; provided, however, the Fair Market Value used to determine the number of Stock Units to be credited shall be the Fair Market Value as of the date the election was made. An election by a Director or an Officer shall be deemed to be continuing and therefore applicable to Fees or Compensation to be paid in periods unless the Director or Officer revokes or changes such election by filing a new election form thirty (30) days prior to the next payment date for Fees or Compensation.

          6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the Company within the period described in Section 6.2. At minimum, the form shall require the Director or Officer to specify the following:

                (a)  a percentage (for Directors in 25%
increments, and for Officers not less than 10% and in 5% increments thereafter), not to exceed an aggregate of 100% of the Fees or Compensation to be deferred under this Plan; and

                (b)  the manner of settlement in accordance with
Section 7.2.

          6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees or Compensation deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees or Compensation divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three (3) decimal places.

          6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

          6.6 Reconciliations. The Company shall record all Reconciliation Events and, as soon as reasonably practicable after the end of each calendar quarter or after a Termination of Service, make appropriate adjustments to each Participant's Stock Unit Account to reflect such Reconciliation Events; provided, however, the Fair Market Value used to determine such adjustments shall be the same Fair Market Value used to determine the number of Stock Units credited to such Participant's Stock Unit Account.

                           ARTICLE VII

                    SETTLEMENT OF STOCK UNITS

          7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in
Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant's Termination of Service or (ii) the Termination Date.

          7.2 Payment Options. An election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed ten (10) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant's Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

          7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

          7.4 In Kind Dividends. If any "in kind" dividends were credited to the Participant's Stock Unit Account under
Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under
Section 7.2.

                           ARTICLE VIII

                         UNFUNDED STATUS

          The interest of each Participant in any Fees or Compensation deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

                            ARTICLE IX

                    DESIGNATION OF BENEFICIARY

          Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.

                            ARTICLE X

                      ADJUSTMENT PROVISIONS

          In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Participants' rights under this Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

                            ARTICLE XI

                    COMPLIANCE WITH RULE 16b-3

          Subject to Section 6.2, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with the deferral of Fees and Compensation.

                           ARTICLE XII

                        GENERAL PROVISIONS

          12.1  No Right to Continue as an Officer or Director.
Nothing contained in this Plan will confer upon any Participant any right to continue to serve as an Officer or Director.

          12.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

          12.3 Change to the Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders at the next annual meeting of shareholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board determines in its discretion to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

          12.4  Consideration; Agreements.  The consideration for
Shares issued or delivered in lieu of payment of Fees or Compensation will be the service of the Officer or Director during the period to which the Fees or Compensation paid in the form of Shares related.

          12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death); provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

          12.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

          12.8 Plan Termination. Unless earlier terminated by action of the Board or Executive Committee of the Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or
(ii) June 30, 2006.

PROXY

                                 THE BEARD COMPANY
                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JULY 21, 1999


     The undersigned stockholder of The Beard Company, an Oklahoma corpora-tion, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 1999 Annual
Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held in the offices of the Company, located at Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma, on Wednesday, July 21, 1999 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy
Statement:

1.  Election of Director.

    [ ] FOR the nominee listed below
    [ ] WITHHOLD AUTHORITY to vote for the nominee listed below

              W. M. Beard - three year term expiring in 2002

2.  Approval of the amendment to The Beard Company Deferred Stock
    Compensation Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A.

    [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. Approval of Appointment of KPMG LLP as independent certified public accountants for fiscal 1999.

    [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 AND "FOR" THE ELECTION OF THE DIRECTOR NOMINATED.

                                       Dated ________________________, 1999

                                       ____________________________________
                                                  (Signature)

                                       ____________________________________
                                            (Signature if held jointly)
                                       Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if applicable, if shares are held jointly, each owner should sign.
                                       IMPORTANT:  PLEASE SIGN, DATE AND RETURN
                                       THIS PROXY BEFORE THE DATE OF THE ANNUAL
                                       MEETING IN THE ENCLOSED ENVELOPE.